UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant  ☑
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
KODIAK GAS SERVICES, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE KODIAK GAS SERVICES, INC. 2026 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY:
www.proxypush.com/KGS DATE AND TIME:
May 7, 2026
9:30 am Central Daylight Time

Under the Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2026 Annual Meeting of Shareholders are available on the internet. This is not a ballot. Follow the instructions below to view the materials and vote online or request a copy.

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The notice and 2026 Proxy Statement and 2025 Annual Report are available at:

www.proxydocs.com/KGS

KODIAK GAS SERVICES
P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Kodiak Gas Services, Inc.

Annual Meeting of Shareholders

For Shareholders of record as of March 9, 2026

Annual Meeting to be held live via the internet - please visit www.proxydocs.com/KGS for more details

Internet:
www.proxypush.com/KGS
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-709-2924
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/KGS

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 11:59 PM, Central Daylight Time, May 6, 2026.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Randall J. Hogan, John B. Griggs and Jennifer L. Howard (the "Named Proxies"), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Kodiak Gas Services, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

KODIAK GAS SERVICES

Kodiak Gas Services, Inc. Annual Meeting of Shareholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2, 4, 5 AND 6 and **FOR** A FREQUENCY OF **1 YEAR** ON PROPOSAL 3

	PROPOSAL	YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1.	Election of three director nominees					
		FOR	WITHHOLD			
	1.01 Terry Black Bonno	☐	☐			FOR
	1.02 William L. Bullock, Jr.	☐	☐			FOR
	1.03 Chris Drumgoole	☐	☐			FOR
		FOR	AGAINST	ABSTAIN		
2.	Advisory, non-binding vote to approve the compensation of Kodiak Gas Services, Inc.'s named executive officers for 2025;	☐	☐	☐		FOR
		1YR	2YR	3YR	ABSTAIN	
3.	Advisory, non-binding vote on the frequency of future advisory votes to approve the compensation of Kodiak Gas Services, Inc.'s named executive officers;	☐	☐	☐	☐	1 YEAR
		FOR	AGAINST	ABSTAIN		
4.	To amend the Company's Amended and Restated Certificate of Incorporation to phase in declassification of the Board of Directors;	☐	☐	☐		FOR
5.	To amend the Company's Amended and Restated Certificate of Incorporation to eliminate certain supermajority voting requirements and other obsolete provisions;	☐	☐	☐		FOR
6.	Ratification of the appointment of BDO USA, P.C. as Kodiak Gas Services, Inc.'s independent registered public accounting firm for fiscal year 2026.	☐	☐	☐		FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/KGS
Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____________ Date ____________

Signature (if held jointly) ____________ Date ____________